Exhibit 99.2

AT THE FOREFRONT OF THERAPIES FOR RARE DISEASES Q2 2025 Results Conference Call & Webcast July 31, 2025

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the prospects and timing of the potential regulatory and pricing approval of our products, commercialization plans, manufacturing and supply plans, financing plans, the collaboration with Dimerix, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities and pricing and reimbursement authorities, are based on current information. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that regulatory authorities may not grant or may delay approval for our product candidates; the potential that required regulatory inspections may be delayed or not be successful and delay or prevent product approval; the potential that we may not be successful in negotiations with pricing and reimbursement authorities; the potential that we may not be successful in commercializing Galafold and/or Pombiliti and Opfolda in Europe, the UK, the US and other geographies; the potential that the Dimerix collaboration and license agreement for of DMX-200 may not be successful, including without limitation expectations of the timing of Phase 3 clinical trial evaluating DMX-200; the likelihood of success of such clinical trial; the prospects for FDA approval of DMX-200 for FSGS or other indications; the estimated prevalence of FSGS; the achievement of any milestone and timing of any payments associated with milestones and the success of any efforts to commercialize DMX-200, including any projections of future financial performance or payments; ; the potential that we may not be able to manufacture or supply sufficient commercial products; and the potential that we will need additional funding to complete the manufacturing and commercialization of our products. With respect to statements regarding corporate financial guidance and financial goals and the expected attainment of such goals and projections of the Company's revenue, non-GAAP profitability and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q to be filed today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

A Rare Company 3 1 At CER: Constant Exchange Rates $155M Q2 2025 Total Revenue (+18% Growth)1 $1B+ Total Revenue Expected in FY 2028 First Oral Precision Medicine for Fabry Disease 10-15% FY 2025 Galafold Revenue Growth1 Expanded Portfolio with U.S. Licensing of DMX-200 Phase 3 Program Leverageable Global Commercial Organization First Two-Component Therapy for Pompe Disease 50-65% FY 2025 Pombiliti+Opfolda Revenue Growth1 A unique story in biotech with significant revenue growth and profitability

4 Galafold® (migalastat) Continued Growth Building a leadership position in the treatment of Fabry disease

2025 Galafold Success (as of June 30, 2025)

Only approved oral treatment in Fabry disease and standard of care for amenable patients

A unique mechanism of action for Fabry patients with amenable variants



Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus
Galafold™ (migalastat) capsules 123 mg
A1001

$128.9M Q2 25 Galafold Revenue

+16% Q2 25 Reported Sales Growth

35-50% Fabry Patients Amenable to Galafold

40+ Countries with Regulatory Approvals

~2,730 Individuals Treated[1]

69% Share of Treated Amenable Patients

Galafold is indicated for adults with a confirmed diagnosis of Fabry disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea, and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://amicusrx.com//pi/galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions, and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

[1] As of YE 2024

5

Amicus Therapeutics

6 FY23 FY24 FY25 $388M $458M  Quarterly patient starts remain strong: +13% growth in Q2 YoY  The US contributed significantly to growth reaching >1,000 PRFs since launch  Global mix of naïve (~65%) and switch (~35%) patients2  Expanding market through uptake in naïve population as well as label and geographic expansion  Maintaining >90% adherence and compliance through HCP and patient education and support Galafold Performance Reiterating FY 2025 Galafold growth guidance of 10-15% at CER Q1 $99M Q2 $111M Q3 $120M Q4 $128M +10-15%1 Q2 2025 Galafold reported revenue of $128.9M (+12% growth at CER) 1 CER: Constant Exchange Rates 2 Data on file Q1 $104M Q2 $129M

7 Fabry Market: Significant Remaining Unmet Need 7 Based on publicly reported sales of Fabry therapies as of September 30, 2024 1Applying incidence of multiple newborn screening studies to population estimates in commercial markets: Burton 2017 J Pediatr 2017;190:130-5 ; Mechtler et al., The Lancet, 2011 Dec.; Hwu et al., Hum Mutation, 2009 Jun; Spada et al., Am J Human Genet., 2006 Jul 7 Research suggests there could be >100k people living with Fabry disease who remain undiagnosed U.S. 36% Europe 36% ROW 28% Treated Population (>12,0001) Diagnosed Untreated (~6,0001) Undiagnosed (Est. >100,0001)

8 Pombiliti® (cipaglucosidase alfa-atga) Opfolda® (miglustat) Potential to establish a new standard of care for people living with late-onset Pompe disease +

9 FY23 FY24 FY25 Pombiliti + Opfolda Performance Q2 2025 Pombiliti + Opfolda reported revenue of $25.8M (+58% at CER) Q1 $11M Q3 $21M Q4 $22M 1 CER: Constant Exchange Rates 2 Real-World Evidence $70.2M +50-65%1 Q2 $16M Q1 $21M  Strong Q2 sales growth YoY – Highest demand quarter since launch – Increasing depth and breadth of prescribers  H2 2025 growth driven by: – Benefit of new patient starts in existing and newly launched markets – Growing body of RWE2 supporting switch from both alternative therapies Reiterating FY 2025 Pombiliti + Opfolda growth guidance of 50-65% at CER1 Q2 $25M $11.6M

Pombiliti + Opfolda Expansion

Significant progress made towards expanding access to Pombiliti + Opfolda in 2025

Regulatory

- Approved in Japan in June 2025
- Approved in Australia and Canada in Q1 2025

Regulatory approvals in 2025:

AUSTRALIA ✓ CANADA ✓ JAPAN ✓

Combined ~150-200 people 18+ living with LOPD and being treated with a Pompe therapy

Reimbursement

- First commercial patients in six new countries in H1
- Pombiliti + Opfolda selected as preferred treatment for adults with LOPD in the Netherlands
- Expect to launch in up to 10 new countries this year
  - >650 LOPD patients 18+ in those 10 countries

New reimbursement agreements completed in:

SWEDEN, SWITZERLAND, CZECH REPUBLIC, NETHERLANDS, ITALY, PORTGUAL

Combined ~375-415 people 18+ living with LOPD and being treated with a Pompe therapy

10

11 Growing number of abstracts, manuscripts, and case studies supporting Pombiliti + Opfolda differentiation Pombiliti + Opfolda Body of Evidence Case Studies & Real-World Reports Mechanistic & Translational Insights  Long-term Phase 1/2 open-label safety and efficacy study (ATB200-02)  104-week Phase 3 open-label extension study of efficacy and safety (ATB200-07) Clinical Trials & Long-Term Data Comparative & Real-World Data 1 EAMS: Early Access to Medicines Scheme  Miglustat: a first-in-class enzyme stabilizer for LOPD  Linking mechanism of action to clinical outcomes in LOPD  Network meta-analysis comparing the efficacy of cipaglucosidase alfa + miglustat with other ERTs  U.K. EAMS1 registry post-baseline outcomes  Case studies supporting the switch from both alternative therapies  Case studies of patients switching from high dose, high frequency alglucosidase alfa

12 Case studies support experience of patients switching from Nexviazyme to Pombiliti + Opfolda Impacts on: Hex4, CK, MMT (Upper), FVC Impacts on: Hex4, CK, MMT (Lower), FVC, 6MWD Presented at 2025 American College of Medical Genetics (ACMG) annual meeting. Case studies are illustrative only. PomOp clinical trials included Lumizyme patients. There is no controlled clinical data on Nexviazyme switch patients. Nexviazyme to PomOp Switch Lumizyme to Nexviazyme to PomOp Switch Real World Evidence: Case Studies

13 DMX-200 Potential first-in-class investigational small molecule for the treatment of FSGS in the U.S.

Focal Segmental Glomerulosclerosis (FSGS) is a rare disease leading to irreversible kidney damage

- Irreversible scarring leads to permanent **kidney damage** and eventual **end-stage renal failure**[1]
- Symptoms include **proteinuria**, edema, high cholesterol and blood pressure, low albumin levels
- Average time from diagnosis to onset of complete kidney failure is typically **five to ten years**[2]
- FSGS kidney damage can lead to **dialysis, kidney transplants**, or **death**

Pathogenic Feedback Loop in FSGS


DMX-200
specifically blocks kidney inflammatory signaling
Existing blood pressure medication targets angiotensin receptor blocker (ARB) lowers blood pressure
Kidney vessels have to work harder under high pressure
1
High blood pressure causes hyperfiltration within blood vessels of the kidney
2
Constant pressure causes inflammation of kidney cells and subsequent scarring/fibrosis
As cells die, kidney becomes more "leaky", and protein spills into the urine (proteinuria)
3
Fibrosis causes loss of kidney cells (cannot regenerate)
Less kidney cells cause further hyperfiltration and inflammation

[1] Guruswamy Sangameswaran KD, Baradhi KM. Focal Segmental Glomerulosclerosis (July 2021), online: https://www.ncbi.nlm.nih.gov/books/NBK532272/;
[2] Kiffel et. Al. Adv Chronic Kidney Dis. (September 2011), online: https://pmc.ncbi.nlm.nih.gov/articles/PMC3709971/pdf/nihms286597.pdf

14

DMX-200 Mechanism of Action

DMX-200 works synergistically with ARBs to act on innate inflammatory signaling pathway in the kidney

DMX-200 + ARB

- Blocks MCP-1–mediated signaling through AT1R–CCR2 receptor complex expressed on damaged kidney cells – a pathway not disrupted by corticosteroids or ARBs alone
- Delivers kidney-specific, non-immunosuppressive reduction in monocyte-driven inflammation
- Directly targets key unaddressed drivers of disease in patients with persistent proteinuria and active inflammation



Kidney Cells
AT1R
AngII
ARBs act here
Damaged Kidney Cells (FSGS)
Heteromer AT1R + CCR2
AngII
MCP-1
Traditional CCR2 Inhibitors acted here
Kidney Cells and Monocytes
CCR2
MCP-1
cell membrane
DMX-200 acts here
Triggers hemodynamic stress, fibrosis, proteinuria
Amplifies local inflammation and MCP-1, fibrosis, proteinuria
Activates monocytes to infiltrate inflamed tissues

15

Summers RJ et al. Nephrology. 2020;25(5):364–72. • Gilbert RE et al. Kidney Int Rep. 2022;7(7):1729–38. • Bascands JL, Schanstra JP. J Am Soc Nephrol. 2005;16(4):1050–60. • Segerer S et al. Kidney Int. 2000;57(2):766–73.

Amicus Therapeutics

16 MOA Precision therapy to disrupt the pathogenic monocyte-driven inflammatory feedback loop in the kidney of patients with FSGS Phase 2 Positive efficacy signals and well-tolerated across studies (n=80), including impacts on proteinuria and inflammation in FSGS study ACTION3 Phase 3 Enrollment well underway (202 of 286 pts to date); Interim analysis (n=72 at 36 wks) showed DMX-200 performing better than placebo in reducing proteinuria1 FDA and Project PARASOL Alignment on proteinuria as a primary endpoint for approval ACTION3 Part 2 Interim Analysis Expected after planned follow-up meeting with FDA ACTION3 Part 3 Final Analysis 2-year proteinuria (primary) and eGFR (secondary) data serves as basis for Full Approval (n=286) Dimerix has built a strong body of evidence and made significant clinical and regulatory progress DMX-200 Clinical and Regulatory Progress 1 Predictive power statistical model, using industry standard as set by the independent renal biostatistician consultant for Dimerix

17 Corporate Outlook Delivering on our mission for patients and shareholders

18 Q2 2025 Select Financial Results Q2’25 H1’25 (in thousands, except per share data) Jun. 30, 2025 Jun. 30, 2024 Jun. 30, 2025 Jun. 30, 2024 Net product sales $ 154,688 $ 126,669 $ 279,937 $ 237,072 Cost of goods sold 15,217 11,261 26,915 24,828 GAAP operating expenses 148,945 100,441 270,448 224,998 Non-GAAP operating expenses 127,832 82,062 222,326 167,617 GAAP net loss (24,420) (15,697) (46,106) (64,116) Non-GAAP net income 1,932 18,487 10,896 13,906 GAAP net loss per share – basic and diluted $ (0.08) $ (0.05) $ (0.15) $ (0.21) Non-GAAP net income per share – basic and diluted $ 0.01 $ 0.06 $ 0.04 $ 0.05 QTD June 30, 2025 basic and diluted weighted-average common shares outstanding: 308,254,256 and 309,651,693 respectively; QTD June 30, 2024 basic and diluted weighted-average common shares outstanding: 303,773,922 and 307,022,626 respectively YTD June 30, 2025, basic and diluted weighted-average common shares outstanding: 307,972,054 and 309,520,474 respectively; YTD June 30, 2024, basic and diluted weighted-average common shares outstanding: 303,336,787 and 307,598,542 respectively Second quarter 2025 operating expenses reflect the previously announced $30M upfront payment for the U.S. licensing agreement of DMX-200 Q2 2025 revenue of $154.7M, up 18% at CER and non-GAAP net income of $1.9M

19 FY 2025 Financial Guidance Reiterated FY 2025 Financial Guidance1 Total Revenue Growth1 15% to 22% Galafold Revenue Growth1 10% to 15% Pombiliti + Opfolda Revenue Growth1 50% to 65% Gross Margin Mid 80% Non-GAAP Operating Expense $380M to $400M2 GAAP Net Income Positive during H2 2025 1 Full-Year 2025 guidance is provided at CER (Constant Exchange Rates) using Full-Year 2024 Average Exchange Rates 2 Inclusive of $30M upfront payment for the U.S. licensing agreement of DMX-200 FY 2025 Revenue Sensitivity Given the proportion of Amicus revenue ex-US (~60% in 2024), a change in USD exchange rates of +/- 1% compared to 2024 rates could lead to a ~$4M move in Total Reported Revenues in 2025

20 1 CER: Constant Exchange Rates 2025 Strategic Priorities Deliver total revenue growth of 15-22% at CER1 Double-digit Galafold® revenue growth of 10-15% at CER1 Pombiliti®+ Opfolda® revenue growth of 50-65% at CER1 Advance ongoing studies in Fabry, Pompe and FSGS Deliver positive GAAP net income during H2 2025

21 A unique story in biotech with significant revenue growth and profitability Two Approved Therapies One Late Stage Phase 3 Program Surpassing $1B in Total Sales in 2028 Double-digit Revenue Growth Self-Sustainable Company and Growing Free Cash Flow A Rare Company Leverageable Rare Disease Infrastructure

Appendix

23 Reconciliation of Non-GAAP Financial Measures

24 Reconciliation of Non-GAAP Financial Measures (Cont’d)

25 Exchange Rates Currency Average Rates FX Rates Q2 2024 Q2 2025 Variance USD/EUR 1.076 1.135 5.4% USD/GBP 1.262 1.336 5.9% USD/JPY 0.006 0.007 7.9%

Rare Disease Pipeline INDICATION DISCOVERY PRECLINICAL PHASE 1/2 PHASE 3 REGULATORY COMMERCIAL FABRY DISEASE Galafold® (migalastat) Fabry Genetic Medicines POMPE DISEASE Pombiliti® (cipaglucosidase alfa-atga) + Opfolda® (miglustat) Pompe Genetic Medicines RARE KIDNEY DISEASE DMX-200 in Focal Segmental Glomerulosclerosis1 DMX-200 in Additional Indications1 1 Exclusive rights to commercialize in the United States